UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-16407	13-4151777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street
Warsaw, Indiana		46580
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (574) 373-3333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange
1.164% Notes due 2027	ZBH 27	New York Stock Exchange
3.518% Notes due 2032	ZBH 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Zimmer Biomet Holdings, Inc. (the “Company”) held on May 29, 2025 (the “Annual Meeting”), the Company’s shareholders approved the amended Zimmer Biomet Holdings, Inc. 2009 Stock Incentive Plan (the “SIP”). In February 2025, the Board of Directors of the Company approved proposed amendments to the SIP and directed that the amended SIP be submitted to shareholders of the Company for approval at the Annual Meeting. The amendments to the SIP:

•
increase the number of shares available for issuance pursuant to awards under the SIP by 10,000,000 shares;
•
extend the term of the SIP by three additional years, to May 31, 2035;
•
allow independent contractors to participate in the SIP;
•
provide specific disclosure of equity award treatment upon a change in control;
•
prohibit the payment of dividends and dividend equivalents on unvested awards;
•
clarify that the one-year minimum vesting requirement applies to all types of equity awards;
•
provide for additional requirements on transferability of awards, including prohibiting the transfer of awards for consideration to a third-party financial institution; and
•
provide certain other provisions consistent with corporate governance best practices, including prohibiting loans and providing that awards are subject to compliance requirements.

A more complete description of the terms of the amended SIP can be found in “Proposal 4—Approval of the Amended 2009 Stock Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2025. The foregoing description of the amended SIP is qualified in its entirety by reference to the full text of the amended SIP, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation (the “Charter”). The Amendment became effective on May 29, 2025, when the Company filed a Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware. The Charter was then restated solely to reflect the Amendment and was filed with the Secretary of State of the State of Delaware on May 29, 2025.

The Amendment amended Section 10.01 of the Charter to limit the personal liability of certain officers for monetary damages for breach of the duty of care in certain circumstances, as permitted under Section 102(b)(7) of the Delaware General Corporation Law. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Certificate of Amendment and the Restated Certificate of Incorporation of the Company as amended by the Certificate of Amendment, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 29, 2025. Shareholders took the following actions:

•
elected ten (10) directors for one-year terms ending at the 2026 annual meeting of shareholders (Proposal 1);
•
ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025 (Proposal 2);
•
approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (Proposal 3);

•
approved the amended Zimmer Biomet Holdings, Inc. 2009 Stock Incentive Plan (Proposal 4); and
•
approved an amendment to the Company's Restated Certificate of Incorporation (Proposal 5).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Betsy J. Bernard	160,179,491	7,990,105	121,025	13,543,932
Michael J. Farrell	166,344,033	1,818,669	127,919	13,543,932
Robert A. Hagemann	162,221,462	5,918,171	150,988	13,543,932
Arthur J. Higgins	165,242,852	2,914,721	133,048	13,543,932
Maria Teresa Hilado	165,257,203	2,828,382	205,036	13,543,932
Syed Jafry	159,954,199	8,206,820	129,602	13,543,932
Sreelakshmi Kolli	166,648,783	1,507,909	133,929	13,543,932
Devdatt Kurdikar	166,481,074	1,678,659	130,888	13,543,932
Louis A. Shapiro	167,230,397	929,191	131,033	13,543,932
Ivan Tornos	160,615,044	7,080,428	595,149	13,543,932

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
173,729,736	7,965,373	139,444	0

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
159,051,227	8,971,730	267,664	13,543,932

Proposal 4 – Approval of the Amended 2009 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
154,414,891	13,644,592	231,138	13,543,932

Proposal 5 – Approval of an amendment to the Company’s Restated Certificate of Incorporation to allow for officer exculpation as permitted by Delaware law

For	Against	Abstain	Broker Non-Votes
149,159,508	18,926,602	204,511	13,543,932

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

EXHIBIT INDEX
Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Zimmer Biomet Holdings, Inc., dated May 29, 2025.
3.2	Restated Certificate of Incorporation of Zimmer Biomet Holdings, Inc., dated May 29, 2025.
10.1	Zimmer Biomet Holdings, Inc. 2009 Stock Incentive Plan (as amended on May 29, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2025

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary